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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Select Funds Semi-Annual Report for the period ended June 30, 2011.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

June 30, 2011

Baron Funds®

Semi-Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3
Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5
Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7
Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9
Baron Emerging Markets Fund
Retail Shares
Institutional Shares
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11
Financial Statements
Statements of Net Assets	12
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Statement of Cash Flows	25
Notes to Financial Statements	26
Financial Highlights	34
Fund Expenses	39
Disclosure Regarding the Approval of Investment Advisory Agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Fund	40
Disclosure Regarding the Approval of the Investment Advisory Agreement for Baron Emerging Markets Fund	42

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund (the “Funds”) for the six months ended June 30, 2011. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 18, 2011	Linda S. Martinson Chairman, President and Chief Operating Officer August 18, 2011	Peggy Wong Treasurer and Chief Financial Officer August 18, 2011

This Semi-Annual Financial Report is for the Baron Select Funds which currently has five series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Partners Fund	June 30, 2011

Baron Partners Fund

Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON PARTNERS FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2011

	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3,5]	5.64%	38.58%	3.90%	3.20%	8.72%	12.68%
Baron Partners Fund — Institutional Shares[1,2,3,4,5]	5.76%	38.99%	4.10%	3.31%	8.78%	12.71%
Russell Midcap Growth Index[1]	9.59%	43.25%	6.58%	6.28%	5.52%	8.97%
S&P 500 Index[1]	6.02%	30.69%	3.34%	2.94%	2.72%	8.37%

*	Not annualized.

[1]

The Russell Midcap Growth Index and S&P 500 Index are unmanaged. The Russell Midcap Growth Index measures the performance of medium-sized companies classified as growth. The S&P 500 Index measures the performance of larger-cap equities in the stock market in general. The indexes and the Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]	The Fund’s performance benefitted significantly from initial public offerings of certain issuers during the three years ended June 30, 2011.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

June 30, 2011	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2011

Percent of Net Assets
FactSet Research Systems, Inc.	9.2%
Fastenal Co.	8.5%
ITC Holdings Corp.	8.5%
Hyatt Hotels Corp. (Cl A)	7.3%
Arch Capital Group, Ltd.	6.9%
Dick’s Sporting Goods, Inc.	6.6%
MSCI, Inc. (Cl A)	5.7%
Charles Schwab Corp.	5.7%
Verisk Analytics, Inc. (Cl A)	4.6%
C.H. Robinson Worldwide, Inc.	4.5%
67.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2011†

(as a percentage of long positions)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Partners Fund‡ gained 5.64% for the six-month period ended June 30, 2011. The Fund underperformed the Russell Midcap Growth Index, which gained 9.59%.

The Fund has performed well since it converted into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion on April 30, 2003 through June 30, 2011, the Fund gained an annualized 13.64% versus an annualized 11.35% for the Russell Midcap Growth Index. The Fund also has significantly outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.68%* compared to an annualized 8.97% for the Russell Midcap Growth Index.

Baron Partners Fund uses value purchase disciplines to invest in all-cap companies that we believe have significant long-term growth opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects. However, Baron Partners Fund is non-diversified and may use leverage which is a riskier investment strategy.

After climbing steadily through the first three months of the year, markets retrenched through mid-June and then recovered sharply in the last week of June to close near first-quarter levels. The pace of economic recovery has been slow, with GDP growth in the first quarter at just 1.9%. Unemployment remains above 9% and the retail housing market has yet to rebound. Although the U.S. debt ceiling was raised just prior to the August 2nd default deadline, the issue, along with the deficit, weighed heavily on stocks at the end of the period. Many state and local governments were experiencing budget crises of their own, and continue to do so. Overseas, Greece hovered near default while concern grew that Ireland, Portugal and Spain might follow suit. Energy markets were disrupted by continued conflicts in Africa, Asia and the Middle East.

Despite these difficult macro factors, business trends for many of our investments have continued to strengthen. A substantial increase in merger and acquisition activity has also bolstered multiples in many of the industries in which we invest, including Industrials and Health Care. We continue to believe that the companies we own can grow through the current rough patch in the economy. We are committed to keeping the Fund well positioned by investing in companies that we believe can thrive in this environment.

Fastenal Co. was the leading contributor to Fund performance during the six-month period. The industrial supplies distributor experienced a rapid increase in sales throughout its 2,500 store network, indicating a rebound in factory production along with stronger pricing and market-share gains. Although the recovery still seems fragile, manufacturers are cautiously ramping up production, adding shifts and rehiring furloughed workers. With its leverage on occupancy and overhead, Fastenal has converted this renewed demand into profit growth.

The biggest detractor from Fund performance in the period was hospital operator Community Health Systems, Inc. Community initiated a hostile takeover bid for Tenet Healthcare at the end of 2010 that has since been withdrawn. In its takeover defense, Tenet leveled accusations of Medicare improprieties against Community that are still being investigated. While it may be several quarters before Community’s stock recovers, we believe current valuation overly discounts replacement costs for the company’s assets, and we remain positive on Community’s long-term growth prospects.

The Adviser expects to continue to establish long positions in securities that, in its opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund	June 30, 2011

Baron Focused Growth Fund

Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON FOCUSED GROWTH FUND† IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2011

	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3,5]	5.79%	33.40%	5.82%	7.44%	11.00%	11.89%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4,5]	5.97%	33.69%	5.99%	7.55%	11.05%	11.92%
Russell 2500 Growth Index[1]	10.25%	44.71%	8.51%	6.67%	5.52%	6.25%
S&P 500 Index[1]	6.02%	30.69%	3.34%	2.94%	2.72%	6.49%

*	Not annualized.

[1]

The Russell 2500 Growth Index and S&P 500 Index are unmanaged. The Russell 2500 Growth Index measures the performance of small to medium-sized companies that are classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. Prior to 2003, the predecessor partnership charged a 15% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]

Prior to January 1, 2011, the Fund had a distribution policy which required the Fund to pay a minimum annual distribution of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

June 30, 2011	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2011

Percent of Net Assets
MSCI, Inc. (Cl A)	5.7%
Genesee & Wyoming, Inc. (Cl A)	5.6%
Molycorp, Inc.	5.0%
Hyatt Hotels Corp. (Cl A)	4.6%
Verisk Analytics, Inc. (Cl A)	4.5%
Airgas, Inc.	4.3%
Dick’s Sporting Goods, Inc.	3.9%
Nielsen Holdings NV	3.9%
Concho Resources, Inc.	3.7%
SM Energy Co.	3.7%
44.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2011†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2011, Baron Focused Growth Fund‡ gained 5.79% while the Russell 2500 Growth Index gained 10.25%.

Since its inception on May 31, 1996, through June 30, 2011, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.89%* compared to an annualized 6.25% for the Index.

The Fund invests in a non-diversified portfolio of companies that we believe are well capitalized with exceptional management, significant growth potential and sustainable barriers to competition. The Adviser seeks to invest in companies that it believes will double in size within five years. Of course, there can be no assurance that the Adviser will be successful in achieving its goals.

After climbing steadily through the first three months of the year, markets retrenched through mid-June and then recovered sharply in the last week of June to close near first-quarter levels. The pace of economic recovery has been slow, with GDP growth in the first quarter at just 1.9%. Unemployment remains above 9% and the retail housing market has yet to rebound. Although the U.S. debt ceiling was raised just prior to the August 2nd default deadline, the issue, along with the deficit, weighed heavily on stocks at the end of the period. Many state and local governments were experiencing budget crises of their own, and continue to do so. Overseas, Greece hovered near default while concern grew that Ireland, Portugal and Spain might follow suit. Energy markets were disrupted by continued conflicts in Africa, Asia and the Middle East.

Despite these difficult macro factors, business trends for many of our investments have continued to strengthen. A substantial increase in merger and acquisition activity has also bolstered multiples in many of the industries in which we invest, including industrials and healthcare. We continue to believe that the companies we own can grow through the current rough patch in the economy. We are committed to keeping the Fund well positioned by investing in companies that we believe can thrive in this environment.

Molycorp, Inc., producer of rare earths, was the strongest contributor to the Fund’s performance during the 6-month period. Molycorp is the leading competitor to China, which has exerted tighter control on production, pushing prices higher. As a result, Molycorp’s share price surged during the first quarter and into the second. We took advantage of that gain and partly sold our position. Later in the quarter, as the shares declined to more reasonable levels, we repurchased the stock. We believe Molycorp’s market will remain strong. The company has plans to double its potential capacity by 2014.

The biggest detractor from Fund performance in the period was hospital operator Community Health Systems, Inc. Community initiated a hostile takeover bid for Tenet Healthcare at the end of 2010 that has since been withdrawn. In its takeover defense, Tenet leveled accusations of Medicare improprieties against Community that are still being investigated. While it may be several quarters before the company’s stock recovers, we believe current valuation overly discounts replacement costs for the company’s assets, and we remain positive on Community’s long-term growth prospects.

The Adviser expects to continue to establish positions in small and mid-sized businesses that, in its opinion, have favorable price-to-value characteristics based on its assessment of prospects for future growth and profitability.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund	June 30, 2011

Baron International Growth Fund

Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON INTERNATIONAL GROWTH FUND† IN RELATION TO THE MSCI AC WORLD EX USA IMI GROWTH INDEX NET (USD) AND THE MSCI AC WORLD EX USA INDEX NET (USD)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2011

	Six Months*	One Year	Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares[1,2]	1.45%	32.89%	27.16%
Baron International Growth Fund — Institutional Shares[1,2,3]	1.61%	33.24%	27.44%
MSCI AC World ex USA IMI Growth Index Net (USD)[1]	2.95%	31.27%	23.09%
MSCI AC World ex USA Index Net (USD)[1]	3.80%	29.73%	21.64%

*	Not annualized.

[1]

The MSCI AC World ex USA indexes are an unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI AC World ex USA IMI Growth Index Net (USD) measures the equity market performance of large, mid, and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA Index Net (USD) measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

June 30, 2011	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2011

Percent of Net Assets
Eurofins Scientific	3.4%
Symrise AG	3.0%
Compagnie Financiere Richemont SA	2.6%
Opera Software ASA	2.4%
Fanuc Corp.	2.4%
Amplifon SpA	2.3%
Wynn Macau, Ltd.	2.3%
NII Holdings, Inc.	2.2%
Softbank Corp.	2.1%
Financial Technologies, Ltd.	2.0%
24.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2011†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

In the six-month period ended June 30, 2011, Baron International Growth Fund‡ gained 1.45%, underperforming the MSCI AC World ex USA IMI Growth Index Net, which gained 2.95%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalization of $10 billion or less at the time of purchase. The Fund seeks to purchase companies with the potential to increase in value 100% within four to five years based on our evaluation of the company’s prospects for future growth, profitability and competitive advantages. Of course, there can be no assurance that the Adviser will be successful in achieving its goals.

Market performance in the first half of 2011 was largely shaped by ongoing events in China and Europe. In China, the economy has been running hot, with inflation progressing beyond acceptable levels. Chinese authorities restricted bank lending, raised reserve requirements, tightened terms for real estate buyers and developers, and disallowed many companies from offsetting cost inflation with price increases. The result was moderating economic growth and industrial profit margin compression.

In Europe, the spotlight has been on Greece, where excessive debt built up over the years has led to a period of austerity and economic stagnation. Uncertainty over how the debt crisis will be resolved has set off political tension and market upheaval across Europe. Within the construct of the European Monetary Union, Greece is held hostage and its citizens are growing restless.

Ongoing events in China and Greece/Europe are, in our opinion, the most critical variables currently shaping the immediate market outlook. In China, we believe the upcoming Communist party regime transition will likely cause policy to remain restrictive. In Europe, opposing political forces in the Northern creditor countries and peripheral debtor nations render the situation unpredictable. Further, while we believe there is a logical market driven solution involving some form of debt restructuring, political obstacles and the risk of contagion across Europe suggest a near-term resolution may be unattainable.

Hotel and casino operator Wynn Macau, Ltd. was the leading contributor to Fund performance in the period. Increased liquidity in the Macau market enabled Wynn to provide more credit to customers. This has led to more high-end VIP play, which accounts for 75% of revenue. As a result, Wynn’s profit and cash flow increased. This should enable to the company to fund its new Cotai casino with cash on hand.

Sevan Marine ASA, the largest detractor from Fund performance during the period, builds and operates floating production storage and offloading systems that are used to produce oil and gas offshore. The company’s IPO of its drilling division in May raised less capital than expected and investors became concerned with a potential liquidity situation. Cost overruns on a key asset upgrade project and rumors of a potential rights issue further depressed the shares. As we became more concerned about the risk of increased dilution and the impact that would have on our valuation of the company, we decided to exit the position.

The Adviser expects to continue making investments in non-U.S. companies that it believes have superior long-term growth prospects. The Adviser believes that there are exciting business prospects that are driven by the increasing demand for consumer goods and services in developing countries, which it thinks creates growth opportunities for both local businesses in those countries as well as for companies in developed countries that can help satisfy that demand.

†	Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund	June 30, 2011

Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON REAL ESTATE FUND† IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX NET AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2011

	Six Months*	One Year	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2,3]	7.42%	38.21%	22.75%
Baron Real Estate Fund — Institutional Shares[1,2,3]	7.56%	38.58%	23.05%
MSCI USA IMI Extended Real Estate Index Net[1]	4.18%	29.83%	19.13%
S&P 500 Index[1]	6.02%	30.69%	14.17%

*	Not annualized.

[1]

The MSCI USA IMI Extended Real Estate Index Net is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of larger cap U.S. equities in the stock market in general. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses without which performance would have been lower.

[3]	The Fund’s performance benefitted from initial public offerings of certain issuers during the six months ended June 30, 2011.

†	Performance information reflects results of the Retail shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

June 30, 2011	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2011

Percent of Net Assets
Capital Senior Living Corp.	5.1%
Wyndham Worldwide Corp.	4.6%
Equinix, Inc.	4.1%
Brookdale Senior Living, Inc.	3.4%
Golar LNG Partners LP	3.3%
Stanley Black & Decker, Inc.	3.2%
Starwood Hotels & Resorts Worldwide, Inc.	2.9%
RealPage, Inc.	2.9%
HFF, Inc. (Cl A)	2.9%
Sunrise Senior Living, Inc.	2.9%
35.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2011†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2011, Baron Real Estate Fund‡ gained 7.42%, outperforming the MSCI USA IMI Extended Real Estate Index Net, which gained 4.18%.

Baron Real Estate Fund is a non-diversified fund that invests primarily in securities of real estate and real estate-related companies of all sizes. The Fund seeks to invest in well managed companies that the Adviser believes have significant long-term growth opportunities. Unlike many other real estate funds that invest primarily in real estate investment trusts (REITs), the Fund expands its investment universe to include a more comprehensive group of real estate and real estate-related companies. These include home builders, hotels, manufacturers of building supplies and products, retailers with significant real estate holdings, real estate service companies, real estate operating companies, and infrastructure-related companies.

Many of the factors that have supported our positive outlook for real estate-related stocks remain in place. We believe that the recent market softness caused by major macroeconomic factors, including soft home prices, higher gas prices, insufficient job creation, and soaring U.S. government debt will be temporary and growth will eventually resume. Business fundamentals, credit availability and investor interest in real estate is generally improving, capital costs are extremely low, valuations for many real estate categories are attractive, and there is little new supply.

REITs were one of the segments that performed well in the six months ended June 30, 2011. They benefited from moderate demand growth exceeding minimal new supply, improvements in credit conditions, and a strong recovery of institutional interest to own real estate.

Many economically sensitive real estate-related securities such as hotels and leisure, senior housing, building products/services, and real estate services companies performed well in the first three months of the period and then reversed course, underperforming in the second three months. We believe companies we own have attractive growth and valuation profiles. Fundamentals are accelerating as room rate gains improve, supply growth is minimal, and the stocks trade at attractive discounts to replacement cost and recent private market transactions.

HFF, Inc., a provider of commercial real estate and capital markets services to the real estate industry, was the strongest contributor to Fund performance in the six months ended June 30, 2011. The company is beginning to see a rebound in its debt placement (mortgage brokerage) and investment sales businesses. We believe the company has an attractive opportunity to grow in the next few years and we remain positive about its prospects.

The world’s largest operator of cruise ships, Carnival Corp., was the largest detractor from Fund performance in the period. A 20% increase in the price of fuel was largely to blame. However, demand trends remain strong, and we think pricing will increase as the economy rebounds. In addition, Carnival is slowing delivery of new ships from the current five or six per year to two or three per year. That should, in our view, increase the company’s cash flow significantly in the coming years and increase investor returns through future dividend increases.

The Adviser expects to continue to establish positions in “best-in-class” real estate companies that it believes have talented management, are well positioned against competitors and are attractively priced.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund	June 30, 2011

Baron Emerging Markets Fund
Retail Shares
Institutional Shares
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON EMERGING MARKETS FUND† IN RELATION TO THE MSCI EM (EMERGING MARKETS) IMI GROWTH INDEX NET (USD) AND THE MSCI EM (EMERGING MARKETS) IMI INDEX NET (USD)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2011

	Six Months*	Since Inception (December 31, 2010)*
Baron Emerging Markets Fund — Retail Shares[1,2,3]	–0.80%	–0.80%
Baron Emerging Markets Fund — Institutional Shares[1,2,3]	–0.70%	–0.70%
MSCI EM (Emerging Markets) IMI Growth Index Net (USD)[1]	0.36%	0.36%
MSCI EM (Emerging Markets) IMI Index Net (USD)[1]	0.32%	0.32%

*	Not annualized.

[1]

The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI EM (Emerging Markets) IMI Growth Index Net and the MSCI EM (Emerging Markets) IMI Index Net are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses without which performance would have been lower.

[3]	The Fund’s performance benefitted significantly from initial public offerings of certain issuers during the six months ended June 30, 2011.

†	Performance information reflects results of the Retail shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

June 30, 2011	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2011

Percent of Net Assets
Daum Communications Corp.	3.5%
Financial Technologies, Ltd.	2.3%
OGX Petroleo e Gas Participacoes SA	2.2%
CFR Pharmaceuticals SA	2.2%
NII Holdings, Inc.	2.1%
Opera Software ASA	2.1%
Wynn Macau, Ltd.	2.0%
TOTVS SA	2.0%
SK Telecom Co., Ltd.	1.9%
Mahindra & Mahindra, Ltd.	1.8%
22.1%

SECTOR BREAKDOWN AS OF JUNE 30, 2011†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

In the six-month period ended June 30, 2011, Baron Emerging Markets Fund‡ declined 0.80%, compared to the MSCI EM (Emerging Markets) IMI Growth Index Net (USD), which gained 0.36%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. We look for companies that we think can double in value within four to five years. The Adviser sees exciting business prospects and growth opportunities in developing countries that are driven by the increasing demand for consumer goods and services. Of course, there can be no assurance that the Adviser will be successful in achieving the Fund’s investment goals.

Market performance in the first half of 2011 was largely shaped by ongoing events in China and Europe. In China, the economy has been running hot, with inflation progressing beyond acceptable levels. Chinese authorities restricted bank lending, raised reserve requirements, tightened terms for real estate buyers and developers, and disallowed many companies from offsetting cost inflation with price increases. The result was moderating economic growth and industrial profit margin compression.

In Europe, the spotlight has been on Greece, where excessive debt built up over the years has led to a period of austerity and economic stagnation. Uncertainty over how the debt crisis will be resolved has set off political tension and market upheaval across Europe. Within the construct of the European Monetary Union, Greece is held hostage and its citizens are growing restless.

Ongoing events in China and Greece/Europe are, in our opinion, the most critical variables currently shaping the immediate market outlook. In China, we believe the upcoming Communist party regime transition will likely cause policy to remain restrictive. In Europe, opposing political forces in the Northern creditor countries and peripheral debtor nations render the situation unpredictable. Further, while we believe there is a logical market driven solution involving some form of debt restructuring, political obstacles and the risk of contagion across Europe suggest a near-term resolution may be unattainable.

Daum Communications Corp., a leading Internet portal in Korea with significant presence in search engine, e-mail, social networking and e-commerce activities, was the leading contributor to the Fund for the six months ended June 30, 2011. Daum’s earnings throughout the period were stronger than expected as its pay-per-click advertising model was readily accepted by the marketplace.

A leading biotechnology company based in China, Origin Agritech, Ltd., was the most significant detractor from Fund performance during the six months ended June 30, 2011. Origin develops, produces and distributes hybrid and genetically modified crop seeds. Early in the period, the company was hampered by a delay in the issuance of its license application for genetically modified corn seeds. We believe the company will continue to benefit from growth in its core, traditional seed business and that its genetically modified seeds will contribute significantly once all regulatory issues are resolved.

The Adviser expects to continue making investments in emerging market companies that it believes have superior long-term growth prospects. The Adviser believes that there are exciting business prospects that are driven by economic and per capita income growth, a shift from export-driven to consumption-based models and the increasing availability of consumer credit and mortgages in developing countries.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2011

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (122.34%)
Consumer Discretionary (33.49%)
	Auto Parts & Equipment (1.13%)
200,000	Autoliv, Inc.	$15,292,555	$15,690,000

	Broadcasting (2.65%)
900,000	Discovery Communications, Inc., Cl A1	21,771,290	36,864,000

	Casinos & Gaming (2.97%)
1,025,000	Penn National Gaming, Inc.[1]	30,676,248	41,348,500

	Education Services (6.16%)
550,000	Anhanguera Educacional Participacoes SA (Brazil)[2]	11,977,552	11,707,301
825,000	DeVry, Inc.	35,163,137	48,782,250
200,000	Strayer Education, Inc.	22,931,492	25,278,000

		70,072,181	85,767,551

	Hotels, Resorts & Cruise Lines (10.36%)
450,000	Carnival Corp.[2]	17,814,673	16,933,500
2,500,000	Hyatt Hotels Corp., Cl A1	66,878,141	102,050,000
450,000	Starwood Hotels & Resorts Worldwide, Inc.	24,409,170	25,218,000

		109,101,984	144,201,500

	Leisure Facilities (3.59%)
1,081,800	Vail Resorts, Inc.	34,304,772	50,000,796

	Specialty Stores (6.63%)
2,400,000	Dick’s Sporting Goods, Inc.[1]	38,814,999	92,280,000

Total Consumer Discretionary		320,034,029	466,152,347

Energy (5.91%)
	Oil & Gas Drilling (2.61%)
550,000	Helmerich & Payne, Inc.	12,807,406	36,366,000

	Oil & Gas Exploration & Production (3.30%)
500,000	Concho Resources, Inc.[1]	21,732,579	45,925,000

Total Energy		34,539,985	82,291,000

Financials (21.01%)
	Asset Management & Custody Banks (2.33%)
775,000	Eaton Vance Corp.	20,094,120	23,428,250
550,000	KKR & Co. LP	8,678,905	8,976,000

		28,773,025	32,404,250

	Investment Banking & Brokerage (5.65%)
4,775,000	Charles Schwab Corp.	47,943,174	78,548,750

	Reinsurance (6.88%)
3,000,000	Arch Capital Group, Ltd.[1,2]	45,708,458	95,760,000

	Specialized Finance (6.15%)
415,127	Interactive Brokers Group, Inc., Cl A	6,175,729	6,496,738
2,100,000	MSCI, Inc., Cl A1	57,146,328	79,128,000

		63,322,057	85,624,738

Total Financials		185,746,714	292,337,738

Health Care (7.85%)
	Health Care Equipment (6.47%)
350,000	Edwards Lifesciences Corp.[1]	8,059,976	30,513,000
160,000	Intuitive Surgical, Inc.[1]	42,124,119	59,537,600

		50,184,095	90,050,600

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Health Care Facilities (1.38%)
750,000	Community Health Systems, Inc.[1]	$18,224,618	$19,260,000

Total Health Care		68,408,713	109,310,600

Industrials (29.78%)
	Air Freight & Logistics (5.91%)
800,000	C. H. Robinson Worldwide, Inc.	20,066,739	63,072,000
375,000	Expeditors International of Washington, Inc.	9,523,000	19,196,250

		29,589,739	82,268,250

	Diversified Support Services (2.52%)
1,275,000	Ritchie Bros. Auctioneers, Inc.[2]	31,137,255	35,049,750

	Research & Consulting Services (10.20%)
500,000	CoStar Group, Inc.[1]	19,068,649	29,640,000
1,550,000	Nielsen Holdings NV1,2	41,980,437	48,298,000
1,850,000	Verisk Analytics, Inc., Cl A1	51,366,473	64,047,000

		112,415,559	141,985,000

	Trading Companies & Distributors (11.15%)
1,500,000	Air Lease Corp.[1]	41,019,686	36,435,000
3,300,000	Fastenal Co.	59,012,598	118,767,000

		100,032,284	155,202,000

Total Industrials		273,174,837	414,505,000

Information Technology (11.42%)
	Application Software (9.19%)
1,250,000	FactSet Research Systems, Inc.	71,127,614	127,900,000

	Data Processing & Outsourced Services (1.22%)
850,000	Western Union Co.	14,707,912	17,025,500

	Systems Software (1.01%)
758,600	TOTVS SA (Brazil)[2]	15,122,710	13,999,090

Total Information Technology		100,958,236	158,924,590

Materials (4.37%)
	Diversified Metals & Mining (2.85%)
650,000	Molycorp, Inc.[1]	32,430,429	39,689,000

	Specialty Chemicals (1.52%)
375,000	Ecolab, Inc.	12,899,113	21,142,500

Total Materials		45,329,542	60,831,500

Utilities (8.51%)
	Electric Utilities (8.51%)
1,650,000	ITC Holdings Corp.	55,033,201	118,420,500

Total Common Stocks		1,083,225,257	1,702,773,275

12	See Notes to Financial Statements.

June 30, 2011	Baron Partners Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2011

Shares		Cost	Value
Private Equity Investments (2.99%)
Consumer Discretionary (0.30%)
	Hotels, Resorts & Cruise Lines (0.30%)
3,900,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	$39,000,000	$4,095,000

Financials (2.69%)
	Asset Management & Custody Banks (2.69%)
562,329	Windy City Investments Holdings LLC[1,3,4,6]	1,012,192	2,648,569
7,016,801	Windy City Investments Holdings LLC[1,3,4,6]	40,122,696	34,803,334

Total Financials		41,134,888	37,451,903

Total Private Equity Investments		80,134,888	41,546,903

Principal Amount
Short Term Investments (0.02%)
$344,409	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2011, 0.01% due 07/01/2011; Proceeds at maturity - $344,409; (Fully collateralized by U.S. Treasury Note, 3.50% due 05/15/2020; Market value - $363,544)[5]	344,409	344,409

Total Investments (125.35%)		$1,163,704,554	1,744,664,587

Liabilities Less Cash and Other Assets (-25.35%)			(352,784,465)

Net Assets			$1,391,880,122

Retail Shares (Equivalent to $21.73 per share based on 57,323,169 shares outstanding)			$1,245,874,345

Institutional Shares (Equivalent to $21.85 per share based on 6,681,737 shares outstanding)			$146,005,777

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2011, the market value of restricted and fair valued securities amounted to $41,546,903 or 2.99% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

See Notes to Financial Statements.	13

Baron Focused Growth Fund	June 30, 2011

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (96.67%)
Consumer Discretionary (19.21%)
	Education Services (6.03%)
140,557	Anhanguera Educacional Participacoes SA (Brazil)[2]	$2,091,343	$2,991,897
35,000	DeVry, Inc.	1,497,572	2,069,550
7,000	Strayer Education, Inc.	1,097,871	884,730

		4,686,786	5,946,177

	Hotels, Resorts & Cruise Lines (7.94%)
100,000	Choice Hotels International, Inc.	3,304,339	3,336,000
110,000	Hyatt Hotels Corp., Cl A1	3,066,538	4,490,200

		6,370,877	7,826,200

	Internet Retail (1.34%)
30,000	Blue Nile, Inc.[1]	1,195,277	1,319,400

	Specialty Stores (3.90%)
100,000	Dick’s Sporting Goods, Inc.[1]	1,630,006	3,845,000

Total Consumer Discretionary		13,882,946	18,936,777

Consumer Staples (2.06%)
	Household Products (2.06%)
50,000	Church & Dwight Co., Inc.	1,274,171	2,027,000

Energy (10.13%)
	Oil & Gas Drilling (2.68%)
40,000	Helmerich & Payne, Inc.	1,493,100	2,644,800

	Oil & Gas Exploration & Production (7.45%)
40,000	Concho Resources, Inc.[1]	1,202,056	3,674,000
50,000	SM Energy Co.	2,856,682	3,674,000

		4,058,738	7,348,000

Total Energy		5,551,838	9,992,800

Financials (10.49%)
	Asset Management & Custody Banks (1.84%)
60,000	Eaton Vance Corp.	962,587	1,813,800

	Reinsurance (2.92%)
90,000	Arch Capital Group, Ltd.[1,2]	1,469,555	2,872,800

	Specialized Finance (5.73%)
150,000	MSCI, Inc., Cl A1	3,990,189	5,652,000

Total Financials		6,422,331	10,338,600

Health Care (6.43%)
	Health Care Distributors (2.54%)
35,000	Henry Schein, Inc.[1]	1,394,757	2,505,650

	Health Care Equipment (1.33%)
15,000	Edwards Lifesciences Corp.[1]	417,477	1,307,700

	Life Sciences Tools & Services (2.56%)
15,000	Mettler-Toledo International, Inc.[1]	702,213	2,530,050

Total Health Care		2,514,447	6,343,400

Industrials (26.16%)
	Air Freight & Logistics (3.20%)
40,000	C. H. Robinson Worldwide, Inc.	1,466,812	3,153,600

	Diversified Support Services (1.67%)
60,000	Ritchie Bros. Auctioneers, Inc.[2]	1,475,258	1,649,400

	Railroads (5.65%)
95,000	Genesee & Wyoming, Inc., Cl A1	2,946,758	5,570,800

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Research & Consulting Services (8.37%)
122,500	Nielsen Holdings NV1,2	$3,665,851	$3,817,100
128,050	Verisk Analytics, Inc., Cl A1	3,651,694	4,433,091

		7,317,545	8,250,191

	Trading Companies & Distributors (7.27%)
147,049	Air Lease Corp.[1]	3,933,219	3,571,820
100,000	Fastenal Co.	2,169,716	3,599,000

		6,102,935	7,170,820

Total Industrials		19,309,308	25,794,811

Information Technology (10.79%)
	Application Software (8.83%)
30,000	ANSYS, Inc.[1]	658,716	1,640,100
35,000	FactSet Research Systems, Inc.	1,982,041	3,581,200
75,000	Pegasystems, Inc.	2,140,474	3,491,250

		4,781,231	8,712,550

	Communications Equipment (1.96%)
30,000	Polycom, Inc.[1]	1,269,359	1,929,000

Total Information Technology		6,050,590	10,641,550

Materials (9.22%)
	Diversified Metals & Mining (4.96%)
80,000	Molycorp, Inc.[1]	3,776,699	4,884,800

	Industrial Gases (4.26%)
60,000	Airgas, Inc.	3,783,761	4,202,400

Total Materials		7,560,460	9,087,200

Utilities (2.18%)
	Electric Utilities (2.18%)
30,000	ITC Holdings Corp.	1,552,701	2,153,100

Total Common Stocks		64,118,792	95,315,238

Principal Amount
Short Term Investments (4.51%)
$4,451,718	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2011, 0.01% due 07/01/2011; Proceeds at maturity - $4,451,719; (Fully collateralized by U.S. Treasury Note, 1.75% due 03/31/2014; Market value - $4,677,225)[3]	4,451,718	4,451,718

Total Investments (101.18%)		$68,570,510	99,766,956

Liabilities Less Cash and Other Assets (-1.18%)			(1,166,258)

Net Assets			$98,600,698

Retail Shares (Equivalent to $10.42 per share based on 2,918,372 shares outstanding)			$30,416,911

Institutional Shares (Equivalent to $10.47 per share based on 6,512,315 shares outstanding)			$68,183,787

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

14	See Notes to Financial Statements.

June 30, 2011	Baron International Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (98.66%)
Australia (2.47%)
95,000	Domino’s Pizza Enterprises, Ltd.[2]	$641,052	$616,449
140,000	Wotif.com Holdings, Ltd.[2]	605,098	706,859

Total Australia		1,246,150	1,323,308

Brazil (9.19%)
40,000	Anhanguera Educacional Participacoes SA	525,991	851,440
40,000	Companhia Hering	260,448	920,129
35,000	Fleury SA	531,327	509,756
32,000	Itau Unibanco Holding SA, ADR	507,851	753,600
65,000	Qualicorp SA1	536,833	620,575
20,000	Restoque Comercio e Confeccoes de Roupas SA	28,291	256,303
55,000	TOTVS SA	268,951	1,014,962

Total Brazil		2,659,692	4,926,765

Canada (6.22%)
17,000	Crescent Point Energy Corp.	759,301	785,619
60,000	Kirkland Lake Gold, Inc.[1]	440,517	945,616
5,000	Niko Resources, Ltd.	473,916	312,147
13,000	Ritchie Bros. Auctioneers, Inc.	262,487	357,370
165,000	Vero Energy, Inc.[1]	1,056,050	932,397

Total Canada		2,992,271	3,333,149

China (6.73%)
10,000	21Vianet Group, Inc., ADR[1]	135,310	137,400
75,000	China Automotive Systems, Inc.[1]	697,813	647,250
69,000	China Valves Technology, Inc.[1]	402,948	224,250
1,500,000	Kingdee International Software Group Co., Ltd.[2]	133,695	808,375
80,000	Origin Agritech, Ltd.[1]	653,552	318,400
380,000	Shandong Weigao Group Medical Polymer Co., Ltd.[2]	249,564	551,682
20,000	Tencent Holdings, Ltd.[2]	272,772	546,364
121,500	Tingyi Holding Corp.[2]	137,065	376,936

Total China		2,682,719	3,610,657

France (5.69%)
6,020	Edenred	83,136	183,677
20,000	Eurofins Scientific	1,275,015	1,842,270
21,000	Ingenico SA2	341,237	1,021,892

Total France		1,699,388	3,047,839

Germany (5.83%)
8,000	Gerresheimer AG2	177,071	381,947
37,500	QIAGEN NV1	795,798	713,250
50,000	Symrise AG2	705,337	1,592,231
6,030	Wincor Nixdorf AG2	270,890	435,905

Total Germany		1,949,096	3,123,333

Hong Kong (2.29%)
375,000	Wynn Macau, Ltd.[1,2]	492,660	1,230,458

Shares		Cost	Value
Common Stocks (continued)
India (2.93%)
55,800	Financial Technologies, Ltd.[2]	$1,223,021	$1,093,038
174,067	Hathway Cables and Datacom, Ltd.[1,2]	508,778	477,943

Total India		1,731,799	1,570,981

Ireland (2.27%)
30,000	Ryanair Holdings plc, ADR	779,604	880,200
19,999	Velti plc[1]	304,957	338,183

Total Ireland		1,084,561	1,218,383

Israel (1.11%)
20,000	Mellanox Technologies, Ltd.[1]	621,527	596,200

Italy (2.32%)
200,000	Amplifon SpA[2]	1,035,184	1,245,662

Japan (14.41%)
45,000	Bridgestone Corp.[2]	871,064	1,036,824
22,000	Canon, Inc., ADR	769,004	1,046,980
7,500	Fanuc Corp. (formerly, Fanuc, Ltd.)[2]	597,448	1,254,172
125	Kakaku.com, Inc.[2]	661,692	878,980
75,000	Kubota Corp.[2]	703,085	665,367
30,000	Softbank Corp.[2]	1,039,471	1,136,168
45,000	Sony Financial Holdings, Inc.[2]	697,780	813,582
35,000	THK Co., Ltd.[2]	865,933	894,481

Total Japan		6,205,477	7,726,554

Korea, Republic Of (4.19%)
10,000	Daum Communications Corp.[2]	814,104	1,043,293
1,350	LG Household & Health Care, Ltd.[2]	367,341	581,030
3,500	NHN Corp.[1,2]	585,056	620,504

Total Korea, Republic Of		1,766,501	2,244,827

Mexico (1.98%)
289,600	Compartamos SAB de CV	128,306	525,601
210,000	Genomma Lab Internacional SA1	336,612	534,483

Total Mexico		464,918	1,060,084

Norway (2.35%)
200,000	Opera Software ASA[2]	1,125,147	1,259,459

Peru (0.56%)
3,500	Credicorp, Ltd.	182,210	301,350

South Africa (1.05%)
65,000	Net 1 UEPS Technologies, Inc.[1]	760,407	564,200

Spain (1.71%)
23,000	Telvent GIT SA1	580,682	915,400

See Notes to Financial Statements.	15

Baron International Growth Fund	June 30, 2011

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Sweden (1.72%)
31,400	Lundin Petroleum AB1,2	$395,567	$426,802
10,000	Oriflame Cosmetics SA, SDR[2]	507,517	493,092

Total Sweden		903,084	919,894

Switzerland (9.02%)
21,000	Compagnie Financiere Richemont SA2	380,490	1,376,194
25,000	Julius Baer Group, Ltd.[2]	658,587	1,032,701
12,000	Lonza Group AG2	984,075	940,116
800	Swatch Group AG-BR2	271,828	403,766
16,000	Syngenta AG, ADR	769,642	1,080,960

Total Switzerland		3,064,622	4,833,737

United Kingdom (8.91%)
450,000	Borders & Southern Petroleum plc[1,2]	407,229	365,949
319,000	bwin.party digital entertainment plc[1,2]	1,391,691	766,954
200,000	Caparo Energy, Ltd.[1]	366,401	373,954
75,000	Experian plc[2]	476,937	955,343
27,000	Intertek Group plc[2]	474,276	855,681
100,000	Premier Oil plc[1,2]	466,957	717,597
28,125	Standard Chartered plc[2]	611,130	738,778

Total United Kingdom		4,194,621	4,774,256

United States (5.71%)
12,000	Agilent Technologies, Inc.[1]	181,967	613,320
15,000	Arch Capital Group, Ltd.[1]	293,022	478,800
7,000	Core Laboratories NV	305,624	780,780
28,000	NII Holdings, Inc.[1]	735,696	1,186,640

Total United States		1,516,309	3,059,540

Total Common Stocks		38,959,025	52,886,036

Principal Amount
Short Term Investments (1.23%)
$660,069	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2011, 0.01% due 07/01/2011; Proceeds at maturity - $660,069; (Fully collateralized by U.S. Treasury Note, 2.625% due 08/15/2020; Market value - $696,688)[2]	660,069	660,069

Total Investments (99.89%)		$39,619,094	53,546,105

Cash and Other Assets Less Liabilities (0.11%)			58,530

Net Assets			$53,604,635

Retail Shares (Equivalent to $17.54 per share based on 841,229 shares outstanding)			$14,755,596

Institutional Shares (Equivalent to $17.64 per share based on 2,202,683 shares outstanding)			$38,849,039

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
SDR	Swedish Depositary Receipt.

Summary of Investments by Sector as of June 30, 2011	Percentage of Net Assets

Information Technology	23.0%

Consumer Discretionary	17.3

Health Care	13.7

Industrials	12.9

Financials	8.7

Energy	8.1

Materials	6.7

Telecommunication Services	4.3

Consumer Staples	3.3

Utilities	0.7

Cash and Cash Equivalents*	1.3
100.0%

*	Includes short-term investments.

16	See Notes to Financial Statements.

June 30, 2011	Baron Real Estate Fund

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (96.26%)
Consumer Discretionary (20.44%)
	Casinos & Gaming (3.35%)
8,600	Ameristar Casinos, Inc.	$196,179	$203,906
8,220	Penn National Gaming, Inc.[1]	246,237	331,595

		442,416	535,501

	Homebuilding (2.25%)
21,150	DR Horton, Inc.	264,419	243,648
6,400	Lennar Corp., Cl A	103,085	116,160

		367,504	359,808

	Hotels, Resorts & Cruise Lines (13.86%)
9,250	Carnival Corp.[2]	372,850	348,077
49,000	Great Wolf Resorts, Inc.[1]	127,877	148,960
8,875	Hyatt Hotels Corp., Cl A1	340,873	362,277
48,000	Mandarin Oriental International, Ltd. (Singapore)[2,5]	79,018	100,305
6,750	Morgans Hotel Group Co.[1]	38,936	48,533
8,375	Starwood Hotels & Resorts Worldwide, Inc.	452,400	469,335
21,950	Wyndham Worldwide Corp.	671,151	738,617

		2,083,105	2,216,104

	Leisure Facilities (0.98%)
3,403	Vail Resorts, Inc.	136,688	157,287

Total Consumer Discretionary		3,029,713	3,268,700

Energy (8.86%)
	Oil & Gas Storage & Transportation (8.86%)
18,650	Golar LNG Partners LP2	447,159	531,525
2,032	PAA Natural Gas Storage LP3,5	43,065	45,151
13,541	Targa Resources Corp.	361,611	453,082
15,900	Tesoro Logistics LP	333,900	387,165

Total Energy		1,185,735	1,416,923

Financials (24.74%)
	Diversified Capital Markets (2.87%)
30,400	HFF, Inc., Cl A1	336,453	458,736

	Diversified Real Estate Activities (3.43%)
12,105	Brookfield Asset Management, Inc., Cl A2	325,810	401,523
7,050	St. Joe Co.[1]	141,912	146,922

		467,722	548,445

	Diversified REIT’s (0.99%)
1,710	Vornado Realty Trust	116,720	159,338

	Mortgage REITs (1.04%)
8,100	Starwood Property Trust, Inc.	156,573	166,131

	Office REITs (3.72%)
4,700	Corporate Office Properties Trust	160,838	146,217
7,900	Douglas Emmett, Inc.	115,988	157,131
3,515	SL Green Realty Corp.	250,633	291,288

		527,459	594,636

	Real Estate Operating Companies (1.55%)
13,250	Forest City Enterprises, Inc., Cl A1	187,072	247,377

	Real Estate Services (6.45%)
14,500	CB Richard Ellis Group, Inc., Cl A1	288,963	364,095
12,850	FirstService Corp.[1,2]	415,939	443,839
18,250	Kennedy-Wilson Holdings, Inc.	197,242	223,562

		902,144	1,031,496

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Residential REITs (0.95%)
4,284	American Campus Communities, Inc.	$115,748	$152,168

	Specialized REITs (3.74%)
1,995	Alexandria Real Estate Equities, Inc.[4]	133,912	154,453
12,250	LaSalle Hotel Properties	302,630	322,665
11,500	U-Store-It Trust	92,204	120,980

		528,746	598,098

Total Financials		3,338,637	3,956,425

Health Care (13.11%)
	Health Care Facilities (13.11%)
22,230	Brookdale Senior Living, Inc.[1]	481,646	539,077
87,250	Capital Senior Living Corp.[1]	642,352	810,552
13,650	Emeritus Corp.[1]	273,692	290,063
48,000	Sunrise Senior Living, Inc.[1]	476,982	457,440

Total Health Care		1,874,672	2,097,132

Industrials (12.36%)
	Building Products (6.56%)
1,700	Armstrong World Industries, Inc.[1]	30,214	77,452
19,400	NCI Building Systems, Inc.[1]	232,661	220,966
10,400	Owens Corning, Inc.[1]	318,428	388,440
14,802	Trex Co., Inc.[1]	367,474	362,353

		948,777	1,049,211

	Industrial Machinery (3.25%)
7,215	Stanley Black & Decker, Inc.	487,128	519,841

	Research & Consulting Services (2.55%)
6,896	CoStar Group, Inc.[1]	418,481	408,795

Total Industrials		1,854,386	1,977,847

Information Technology (7.00%)
	Application Software (2.87%)
17,346	RealPage, Inc.[1]	405,709	459,149

	IT Consulting & Other Services (4.13%)
6,545	Equinix, Inc.[1,4]	612,069	661,176

Total Information Technology		1,017,778	1,120,325

Materials (2.50%)
	Diversified Metals & Mining (2.50%)
6,550	Molycorp, Inc.[1]	337,022	399,943

Telecommunication Services (4.98%)
	Wireless Telecommunication Services (4.98%)
8,550	American Tower Corp., Cl A1	448,149	447,421
9,125	SBA Communications Corp., Cl A1	343,658	348,484

Total Telecommunication Services		791,807	795,905

Utilities (2.27%)
	Electric Utilities (2.27%)
14,500	Brookfield Infrastructure Partners LP2	289,935	363,225

Total Common Stocks		13,719,685	15,396,425

See Notes to Financial Statements.	17

Baron Real Estate Fund	June 30, 2011

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2011

Principal Amount		Cost	Value
Short Term Investments (6.42%)
$1,026,103	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2011, 0.01% due 07/01/2011; Proceeds at maturity - $1,026,103; (Fully collateralized by U.S. Treasury Note, 3.50% due 05/15/2020; Market value - $1,080,094)[5]	$1,026,103	$1,026,103

Total Investments (102.68%)		$14,745,788	16,422,528

Liabilities Less Cash and Other Assets (-2.68%)			(428,647)

Net Assets			$15,993,881

Retail Shares (Equivalent to $13.60 per share based on 843,057 shares outstanding)			$11,467,452

Institutional Shares (Equivalent to $13.65 per share based on 331,558 shares outstanding)			$4,526,429

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2011, the market value of restricted and fair valued securities amounted to $45,151 or 0.28% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

18	See Notes to Financial Statements.

June 30, 2011	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (81.39%)
Brazil (15.59%)
5,000	Anhanguera Educacional Participacoes SA	$109,358	$106,430
17,000	BM&F BOVESPA SA	121,715	112,524
4,100	Companhia Hering	79,989	94,313
8,500	Estacio Participacoes SA	124,959	108,929
6,500	Fleury SA	98,302	94,669
5,500	Itau Unibanco Holding SA, ADR	122,446	129,525
2,600	Natura Cosmeticos SA	67,557	64,973
17,000	OGX Petroleo e Gas Participacoes SA1	188,385	158,927
13,000	Qualicorp SA1	107,367	124,115
8,000	TOTVS SA	158,803	147,631

Total Brazil		1,178,881	1,142,036

Canada (0.57%)
670	Niko Resources, Ltd.	59,004	41,828

Chile (4.61%)
322,211	CFR Pharmaceuticals SA1	61,115	87,559
2,615	CFR Pharmaceuticals SA, 144A ADR[1]	47,627	71,050
1,500	Cia. Cervecerias Unidas SA, ADR	80,928	88,185
1,400	Sociedad Quimica y Minera de Chile SA, ADR	80,630	90,608

Total Chile		270,300	337,402

China (9.41%)
1,500	21Vianet Group, Inc., ADR[1]	19,169	20,610
14,000	China Automotive Systems, Inc.[1]	140,890	120,820
14,000	China Valves Technology, Inc.[1]	70,140	45,500
125,000	Kingdee International Software Group Co., Ltd.[2]	66,588	67,365
14,000	Origin Agritech, Ltd.[1]	122,703	55,720
56,000	Shandong Weigao Group Medical Polymer Co., Ltd.[2]	66,689	81,300
7,000	Spreadtrum Communications, Inc., ADR[1]	118,026	110,320
3,800	Tencent Holdings, Ltd.[2]	94,802	103,809
27,000	Tingyi Holding Corp.[2]	66,256	83,764

Total China		765,263	689,208

Hong Kong (3.64%)
100,000	Dah Chong Hong Holdings, Ltd.[2]	113,809	119,181
45,000	Wynn Macau, Ltd.[1,2]	115,522	147,655

Total Hong Kong		229,331	266,836

India (12.36%)
2,500	Dr. Reddy’s Laboratories, Ltd., ADR	83,986	85,825
8,500	Financial Technologies, Ltd.[2]	151,743	166,502
35,800	Hathway Cable and Datacom, Ltd.[1,2]	104,639	98,298
8,000	Housing Development Finance Corp., Ltd.[2]	121,339	126,130
10,000	Lupin, Ltd.[2]	89,825	100,880
8,500	Mahindra & Mahindra, Ltd.[2]	133,343	133,446
6,800	Torrent Pharmaceuticals, Ltd.[2]	90,391	97,518
32,000	Zee Entertainment Enterprises, Ltd.[2]	86,833	96,796

Total India		862,099	905,395

Indonesia (4.99%)
150,000	Bank Negara Indonesia (Persero)[2]	68,462	68,010
160,000	Bank Rakyat Indonesia[2]	94,487	121,703

Shares		Cost	Value
Common Stocks (continued)
Indonesia (continued)
400,000	Bank Tabungan Negara (Persero)[2]	$61,474	$79,027
135,000	XL Axiata[2]	88,889	96,951

Total Indonesia		313,312	365,691

Korea, Republic Of (8.05%)
2,500	Daum Communications Corp.[2]	200,772	260,823
150	LG Household & Health Care, Ltd.[2]	55,908	64,559
700	NHN Corp.[1,2]	132,113	124,101
7,500	SK Telecom Co., Ltd., ADR	137,573	140,250

Total Korea, Republic Of		526,366	589,733

Mexico (4.04%)
45,000	Compartamos SAB de CV	85,748	81,671
1,500	Fomento Economico Mexicano SAB de CV, ADR	85,180	99,735
45,000	Genomma Lab Internacional SA1	102,904	114,532

Total Mexico		273,832	295,938

Norway (2.06%)
24,000	Opera Software ASA[2]	143,117	151,135

Peru (0.47%)
400	Credicorp, Ltd.	46,655	34,440

Philippines (3.11%)
175,000	Ayala Land, Inc.[2]	62,358	63,173
35,000	Cebu Air, Inc.[2]	69,481	73,637
1,100,000	Metro Pacific Investments Corp.[2]	91,915	91,110

Total Philippines		223,754	227,920

South Africa (1.19%)
10,000	Net 1 UEPS Technologies, Inc.[1]	109,875	86,800

Sweden (0.88%)
1,300	Oriflame Cosmetics SA, SDR[2]	65,849	64,102

Taiwan, Province Of China (2.32%)
50,000	E Ink Holdings, Inc.[1,2]	89,345	94,257
4,000	Formosa International Hotels Corp.[2]	78,343	75,876

Total Taiwan, Province Of China		167,688	170,133

Thailand (3.52%)
17,000	Bangkok Bank Public Co., Ltd., NVDR[2]	97,546	87,734
155,000	Krung Thai Bank Public Co., Ltd.[2]	95,428	95,229
240,000	LPN Development Public Co., Ltd.[2]	82,261	74,807

Total Thailand		275,235	257,770

United Arab Emirates (1.14%)
325,000	Shuaa Capital PSC[1,2]	112,191	83,481

See Notes to Financial Statements.	19

Baron Emerging Markets Fund	June 30, 2011

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2011

Shares		Cost	Value
Common Stocks (continued)
United States (3.44%)
4,500	Arcos Dorados Holdings, Inc.	$80,249	$94,905
3,700	NII Holdings, Inc.[1]	150,909	156,806

Total United States		231,158	251,711

Total Common Stocks		5,853,910	5,961,559

Principal Amount
Short Term Investments (20.38%)
$1,492,905	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2011, 0.01% due 07/01/2011; Proceeds at maturity - $1,492,905; (Fully collateralized by U.S. Treasury Note, 1.75% due 03/31/2014; Market value - $1,569,400)[2]	1,492,905	1,492,905

Total Investments (101.77%)		$7,346,815	7,454,464

Liabilities Less Cash and Other Assets (-1.77%)			(129,712)

Net Assets			$7,324,752

Retail Shares (Equivalent to $9.92 per share based on 231,472 shares outstanding)			$2,296,702

Institutional Shares (Equivalent to $9.93 per share based on 506,277 shares outstanding)			$5,028,050

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
SDR	Swedish Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2011, the market value of Rule 144A securities amounted to $71,050 or 0.97% of net assets.

Summary of Investments by Sector as of June 30, 2011	Percentage of Net Assets

Information Technology	18.2%

Financials	17.1

Consumer Discretionary	16.3

Health Care	10.0

Consumer Staples	7.1

Telecommunication Services	5.4

Industrials	3.3

Energy	2.8

Materials	1.2

Cash and Cash Equivalents*	18.6
100.0%

*	Includes short-term investments.

20	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 2011

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Assets:
Investments in securities, at cost	$1,163,360,145	$64,118,792	$38,959,025	$13,719,685	$5,853,910
Repurchase agreements, at cost	344,409	4,451,718	660,069	1,026,103	1,492,905
Foreign currency, at cost	2,696	759	680,980	—	37,893

Investments in securities, at value	$1,744,320,178	$95,315,238	$52,886,036	$15,396,425	$5,961,559
Repurchase agreements, at value	344,409	4,451,718	660,069	1,026,103	1,492,905
Foreign currency, at value	2,721	765	716,273	—	38,210
Receivable for shares sold	1,139,795	3,475	4,500	12,277	100
Dividends and interest receivable	564,053	36,551	52,157	10,273	8,122
Receivable for securities sold	—	—	79,868	—	29,539
Prepaid expenses	71,077	987	626	64	18,849

	1,746,442,233	99,808,734	54,399,529	16,445,142	7,549,284

Liabilities:
Payable for borrowings against line of credit	349,000,000	—	—	—	—
Payable for securities purchased	1,563,792	1,171,563	749,975	410,947	189,726
Payable for shares redeemed	3,571,031	—	5,126	1,525	—
Accrued capital gains taxes	—	—	—	—	6,091
Distribution fees payable (Note 4)	216	717	458	863	605
Investment advisory fees payable (Note 4)	389	932	535	352	—
Accrued expenses and other payables	426,683	34,824	38,800	37,574	28,110

	354,562,111	1,208,036	794,894	451,261	224,532

Net Assets	$1,391,880,122	$98,600,698	$53,604,635	$15,993,881	$7,324,752

Net Assets consist of:
Paid-in capital	$1,374,433,259	$79,145,358	$36,440,900	$13,790,486	$7,368,931
Accumulated net investment income (loss)	(5,429,507)	(321,683)	339,562	(6,433)	(1,448)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(558,083,688)	(11,419,429)	2,866,585	533,088	(143,773)
Net unrealized appreciation of investments and foreign currency translations	580,960,058	31,196,452	13,957,588	1,676,740	101,042

Net Assets	$1,391,880,122	$98,600,698	$53,604,635	$15,993,881	$7,324,752

Retail Shares:
Net Assets	$1,245,874,345	$30,416,911	$14,755,596	$11,467,452	$2,296,702

Shares Outstanding ($0.01 par value; indefinite shares authorized)	57,323,169	2,918,372	841,229	843,057	231,472

Net Asset Value Per Share	$21.73	$10.42	$17.54	$13.60	$9.92

Institutional Shares:
Net Assets	$146,005,777	$68,183,787	$38,849,039	$4,526,429	$5,028,050

Shares Outstanding ($0.01 par value; indefinite shares authorized)	6,681,737	6,512,315	2,202,683	331,558	506,277

Net Asset Value Per Share	$21.85	$10.47	$17.64	$13.65	$9.93

See Notes to Financial Statements.	21

Baron Select Funds	June 30, 2011

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Investment income:
Income:
Dividends	$6,493,797	$235,108	$415,818	$67,536	$39,183
Interest	201	99	157	33	185
Securities lending income	154,967	—	123,234	—	7,894
Foreign taxes withheld on dividends	(40,556)	(1,890)	(23,890)	(367)	(2,989)

Total income	6,608,409	233,317	515,319	67,202	44,273

Expenses:
Investment advisory fees (Note 4)	7,053,192	466,240	270,517	60,992	34,493
Distribution fees — Retail Shares (Note 4)	1,588,238	42,136	19,014	10,382	2,605
Shareholder servicing agent fees and expenses — Retail Shares	177,830	11,649	9,393	8,734	6,727
Shareholder servicing agent fees and expenses — Institutional Shares	7,988	5,690	5,300	4,505	5,281
Reports to shareholders	227,000	4,940	5,940	3,665	3,925
Line of credit fees	82,470	—	—	—	—
Registration and filing fees	61,580	24,815	16,640	16,178	20,795
Custodian fees	41,449	14,757	31,733	12,812	27,112
Professional fees	35,436	18,421	20,533	16,849	22,310
Administration fees	13,263	13,277	13,297	13,294	13,300
Trustee fees and expenses	42,176	2,754	1,640	332	260
Insurance expense	12,777	763	403	109	119
Miscellaneous expenses	416	713	639	1,816	219

Total operating expenses	9,343,815	606,155	395,049	149,668	137,146
Interest expense	2,489,403	—	—	—	—

Total expenses	11,833,218	606,155	395,049	149,668	137,146
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(21,347)	(16,002)	(48,029)	(30,835)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(29,808)	(21,887)	(24,165)	(60,590)

Net expenses	11,833,218	555,000	357,160	77,474	45,721

Net investment income (loss)	(5,224,809)	(321,683)	158,159	(10,272)	(1,448)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	69,620,782	5,223,414	2,105,507	411,233	(117,899)
Foreign currency transactions	(471,826)	—	15,313	—	(25,874)
Net change in unrealized appreciation (depreciation) of:
Investments	13,373,911	460,793	(1,483,112)	279,416	101,558 [1]
Foreign currency translations	25	7	74	—	(516)

Net gain (loss) on investments	82,522,892	5,684,214	637,782	690,649	(42,731)

Net increase (decrease) in net assets resulting from operations	$77,298,083	$5,362,531	$795,941	$680,377	$(44,179)

[1]	Net of change in accrued foreign capital gains tax of $6,091.

22	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

JUNE 30, 2011

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,224,809)	$(6,385,326)	$(321,683)	$(32,757)	$158,159	$93,406
Net realized gain	69,148,956	96,659,012	5,223,414	3,744,077	2,120,820	873,539
Net change in unrealized appreciation (depreciation)	13,373,936	267,145,354	460,800	14,908,861	(1,483,038)	8,400,866

Increase in net assets resulting from operations	77,298,083	357,419,040	5,362,531	18,620,181	795,941	9,367,811

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(1,488,122)	—	—
Net investment income — Institutional Shares	—	—	—	(1,414,220)	—	—
Net realized gain on investments — Retail Shares	—	—	—	—	—	(164,017)
Net realized gain on investments — Institutional Shares	—	—	—	—	—	(402,971)

Decrease in net assets from distributions to shareholders	—	—	—	(2,902,342)	—	(566,988)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	104,957,590	127,303,615	3,608,883	4,023,830	3,304,091	8,010,189
Proceeds from the sale of shares — Institutional Shares	34,182,648	33,295,847	22,245,494	1,488,854	3,566,243	8,626,269
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	1,387,261	—	162,095
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	1,404,261	—	402,971
Cost of shares redeemed — Retail Shares	(180,557,147)	(443,431,776)	(21,742,666)	(6,817,657)	(4,105,114)	(3,707,694)
Cost of shares redeemed — Institutional Shares	(15,803,277)	(110,570,717)	(1,615,931)	(2,963,628)	(2,690,568)	(39,509)

Increase (decrease) in net assets derived from capital share transactions	(57,220,186)	(393,403,031)	2,495,780	(1,477,079)	74,652	13,454,321

Increase (decrease) in net assets	20,077,897	(35,983,991)	7,858,311	14,240,760	870,593	22,255,144

Net Assets:
Beginning of period	1,371,802,225	1,407,786,216	90,742,387	76,501,627	52,734,042	30,478,898

End of period	$1,391,880,122	$1,371,802,225	$98,600,698	$90,742,387	$53,604,635	$52,734,042

Undistributed net investment income (accumulated net investment loss) at end of period	$(5,429,507)	$(204,698)	$(321,683)	$—	$339,562	$181,403

Capital share transactions — Retail Shares
Shares sold	4,913,482	7,346,426	354,392	458,290	191,158	533,701
Shares issued in reinvestment of distributions	—	—	—	146,490	—	10,539
Shares redeemed	(8,438,244)	(26,399,948)	(2,145,297)	(798,436)	(236,916)	(248,636)

Net increase (decrease)	(3,524,762)	(19,053,522)	(1,790,905)	(193,656)	(45,758)	295,604

Capital share transactions — Institutional Shares
Shares sold	1,608,109	1,978,755	2,180,136	169,546	204,171	563,646
Shares issued in reinvestment of distributions	—	—	—	147,817	—	26,099
Shares redeemed	(729,763)	(6,297,610)	(156,652)	(321,133)	(155,277)	(2,895)

Net increase (decrease)	878,346	(4,318,855)	2,023,484	(3,770)	48,894	586,850

See Notes to Financial Statements.	23

Baron Select Funds	June 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2011

	Baron Real Estate Fund		Baron Emerging Markets Fund
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(10,272)	$12,438	$(1,448)
Net realized gain (loss)	411,233	111,975	(143,773)
Net change in unrealized appreciation	279,416	1,397,324	101,042

Increase (decrease) in net assets resulting from operations	680,377	1,521,737	(44,179)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	6,141,277	5,395,141	3,393,439
Proceeds from the sale of shares — Institutional Shares	1,036,868	2,663,989	5,065,640
Cost of shares redeemed — Retail Shares	(556,991)	(888,517)	(1,083,403)
Cost of shares redeemed — Institutional Shares	—	—	(6,745)

Increase in net assets derived from capital share transactions	6,621,154	7,170,613	7,368,931

Increase in net assets	7,301,531	8,692,350	7,324,752

Net Assets:
Beginning of period	8,692,350	—	—

End of period	$15,993,881	$8,692,350	$7,324,752

Undistributed net investment income (accumulated net investment loss) at end of period	$(6,433)	$3,839	$(1,448)

Capital share transactions — Retail Shares
Shares sold	452,771	513,533	340,301
Shares redeemed	(42,203)	(81,044)	(108,829)

Net increase	410,568	432,489	231,472

Capital share transactions — Institutional Shares
Shares sold	77,909	253,649	506,956
Shares redeemed	—	—	(679)

Net increase	77,909	253,649	506,277

24	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities:
Net increase in net assets from operations	$77,298,083
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of portfolio securities	(192,477,062)
Proceeds from sales of portfolio securities	251,286,086
Net purchases, sales and maturities of short-term investments	(211,074)
Increase in dividends and interest receivable	(128,053)
Decrease in other assets	80,000
Decrease in accrued expenses	(142,338)
Net realized gain on investments	(69,620,782)
Net change in net unrealized appreciation of investments	(13,373,911)

Net cash provided by operating activities	52,710,949

Cash Used from Financing Activities:
Proceeds from shares sold	140,042,049
Payment for shares redeemed	(194,250,277)
Increase in payable for borrowings against line of credit	1,500,000

Net cash used in financing activities	(52,708,228)

Net increase in cash	2,721
Cash beginning of period	—

Cash end of period	$2,721

Supplemental cash flow information:
Interest paid	$2,527,894

See Notes to Financial Statements.	25

Baron Select Funds	June 30, 2011

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund and Baron Real Estate Fund, which are non-diversified; and Baron International Growth Fund and Baron Emerging Markets Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund and Baron Emerging Markets Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Emerging Markets Fund commenced trading operations on January 1, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of regular session trading (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open for trading. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews

June 30, 2011	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

For the six months ended June 30, 2011, Baron Partners Fund, Baron International Growth Fund and Baron Emerging Markets Fund had securities lending income of $154,967, $123,234 and $7,894, respectively, which is included in the Statements of Operations. At June 30, 2011, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

Baron Select Funds	June 30, 2011

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments of wash sale losses deferred, foreign currency gains and losses, income from passive foreign investment corporations, partnership basis adjustments and net investment loss.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2011 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$191,468,964	$251,272,332
Baron Focused Growth Fund	17,486,972	17,800,592
Baron International Growth Fund	17,187,923	14,421,807
Baron Real Estate Fund	10,145,812	3,808,329
Baron Emerging Markets Fund	6,728,281	754,871

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. For Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund, the Adviser has contractually agreed to reduce its fee, until April 20, 2012 (December 31, 2012 for Baron Emerging Markets Fund), to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.45%, 1.35%, 1.50%, 1.35% and 1.50% of average daily net assets of the Retail Shares, and 1.20%, 1.10%, 1.25%, 1.10% and 1.25% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit provided by a syndicate of banks (including the Custodian) in the amount of $350 million. A commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 23, 2011. Baron Partners Fund may borrow up to the lesser of $350 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Libor rate plus a margin of 1.25%. For the six months ended June 30, 2011, interest expense incurred on these loans amounted to $2,489,403.

During the six months ended June 30, 2011, Baron Partners Fund had an average daily balance on the line of credit of $341.3 million at a weighted average interest rate of 1.47%. At June 30, 2011, Baron Partners Fund had an outstanding loan in the amount of $349,000,000.

June 30, 2011	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

6. RESTRICTED SECURITIES

At June 30, 2011, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2011, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date	Value
Private Equity Investments
Kerzner International Holdings, Ltd., Cl A	9/27/06	$4,095,000
Windy City Investments Holdings LLC	1/27/11	2,648,569
Windy City Investments Holdings LLC	11/13/07	34,803,334

Total Restricted Securities:
(Cost $80,134,888) (2.99% of Net Assets)		$41,546,903

	Baron Real Estate Fund
Name of Issuer	Acquisition Date	Value
Common Stock
PAA Natural Gas Storage LP (Cost $43,065) (0.28% of Net Assets)	2/8/11	$45,151

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk , etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

Baron Select Funds	June 30, 2011

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,702,773,275	$—	$—	$1,702,773,275
Private Equity Investments†	—	—	41,546,903	41,546,903
Short Term Investments	—	344,409	—	344,409

Total Investments	$1,702,773,275	$344,409	$41,546,903	$1,744,664,587

	Baron Focused Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$95,315,238	$—	$—	$95,315,238
Short Term Investments	—	4,451,718	—	4,451,718

Total Investments	$95,315,238	$4,451,718	$—	$99,766,956

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$22,543,462	$30,342,574	$—	$52,886,036
Short Term Investments	—	660,069	—	660,069

Total Investments	$22,543,462	$31,002,643	$—	$53,546,105

The fair value of Level 2 investments at December 31, 2010 was $19,406,157. $10,018,309 was transferred out of Level 1 into Level 2 at June 30, 2011 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$15,250,969	$145,456	$—	$15,396,425
Short Term Investments	—	1,026,103	—	1,026,103

Total Investments	$15,250,969	$1,171,559	$—	$16,422,528

†	See Statements of Net Assets for additional detailed categorizations.

June 30, 2011	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,769,200	$3,192,359	$—	$5,961,559
Short Term Investments	—	1,492,905	—	1,492,905

Total Investments	$2,769,200	$4,685,264	$—	$7,454,464

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
Investments in Securities	Balance as of December 31, 2010	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2011	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2011
Private Equity Investments
Consumer Discretionary	$7,800,000	$—	$—	$(3,705,000)	$—	$—	$—	$—	$4,095,000	$(3,705,000)
Financials	22,856,987	—	—	11,779,476	2,815,440	—	—	—	37,451,903	11,779,476

Total	$30,656,987	$—	$—	$8,074,476	$2,815,440	$—	$—	$—	$41,546,903	$8,074,476

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses, income from passive foreign investment corporations, partnership basis adjustments and net investment loss. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2011, the components of net assets on a tax basis were substantially as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,163,704,554	$68,570,510	$39,619,094	$14,745,788	$7,346,815

Gross tax unrealized appreciation	628,044,148	31,770,992	16,080,617	1,783,892	417,982
Gross tax unrealized depreciation	(47,084,090)	(574,540)	(2,123,029)	(107,152)	(316,940)

Net tax unrealized appreciation	580,960,058	31,196,452	13,957,588	1,676,740	101,042
Accumulated net investment income (loss)	(5,429,507)	(321,683)	339,562	(6,433)	(1,448)
Accumulated net realized gain (loss)	(558,083,688)	(11,419,429)	2,866,585	533,088	(143,773)
Paid-in capital	1,374,433,259	79,145,358	36,440,900	13,790,486	7,368,931

Net Assets	$1,391,880,122	$98,600,698	$53,604,635	$15,993,881	$7,324,752

Baron Select Funds	June 30, 2011

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2010, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
December 31, 2016	$288,564,591	$2,686,495	$—	$—
December 31, 2017	334,667,179	13,956,348	—	—

	$623,231,770	$16,642,843	$—	$—

The tax character of distributions paid during the six months ended June 30, 2011 and the fiscal year ended December 31, 2010 was as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Partners Fund	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	2,902,342	—
Baron International Growth Fund	—	—	566,988	—
Baron Real Estate Fund	—	—	—	—
Baron Emerging Markets Fund	—	—	N/A	N/A

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2011, the Funds did not have any unrecognized tax benefits. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than all short-term as under previous rules.

Baron Partners Fund is required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Fund holds two securities at June 30, 2011 with a market value of $23,000,250 which may be subject to the tax on net-built-in gain and reimbursement by the Adviser. The net built-in gain on these securities unrealized as of June 30, 2011 was $3,878,600.

9. MANAGEMENT OWNERSHIP

As of June 30, 2011, the officers and trustees owned, directly or indirectly, 47.68% of Baron Focused Growth Fund, 57.53% of Baron International Growth Fund, 32.88% of Baron Real Estate Fund and 52.86% of Baron Emerging Markets Fund. As a result of their ownership, the officers and trustees may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund shareholders.

June 30, 2011	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Adviser is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Baron Select Funds	June 30, 2011

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		RETAIL SHARES								INSTITUTIONAL SHARES
	Six Months Ended June 30, 2011	Year Ended December 31,								Six Months Ended June 30, 2011	Year Ended December 31,
		2010	2009	2008	2007	2006	2005	2004	2003[1]		2010	2009[6]

Net asset value, beginning of period	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$10.00	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment loss	(0.08)[2]	(0.09)[2]	(0.04)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.10)	(0.05)[2]	(0.06)[2]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	1.24	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	3.63	1.24	5.06	3.03

Total from investment operations	1.16	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	3.53	1.19	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00

Net asset value, end of period	$21.73	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$21.85	$20.66	$15.66

Total return	5.64%[3]	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	35.76%[3]	5.76%[3]	31.93%	23.70%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,245.9	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3	$146.0	$119.9	$158.5

Ratio of total expenses to average net assets	1.70%[4]	1.71%	1.51%	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.77%[4]	1.44%[4]	1.45%	1.38%[4]
Less: Ratio of interest expense to average net assets	(0.35)%[4]	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.37)%[4]	(0.35)%[4]	(0.34)%	(0.21)%[4]

Ratio of net operating expenses to average net assets	1.35%[4]	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%	1.34%	1.40%[4]	1.09%[4]	1.11%	1.17%[4]

Ratio of net investment loss to average net assets	(0.77)%[4]	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(1.39)%[4]	(0.49)%[4]	(0.36)%	(0.31)%[4]

Portfolio turnover rate	10.77%[3]	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	36.67%[3]	10.77%[3]	15.85%	32.43%

[1]	For the period April 30, 2003 (commencement of operations) to December 31, 2003.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

34	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES				INSTITUTIONAL SHARES
	Six Months Ended June 30, 2011	Year Ended December 31,			Six Months Ended June 30, 2011	Year Ended December 31,
		2010	2009	2008[1]		2010	2009[7]

Net asset value, beginning of period	$9.85	$8.14	$6.27	$10.00	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	(0.04)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]	(0.03)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.61	2.05	2.00	(3.33)	0.62	2.05	1.45

Total from investment operations	0.57	2.04	2.12	(3.33)	0.59	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	(0.33)	(0.13)	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	(0.12)	(0.40)	0.00	0.00	(0.12)

Total distributions	0.00	(0.33)	(0.25)	(0.40)	0.00	(0.33)	(0.25)

Net asset value, end of period	$10.42	$9.85	$8.14	$6.27	$10.47	$9.88	$8.15

Total return	5.79%[4,5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]	5.97%[4,5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$30.4	$46.4	$39.9	$59.3	$68.2	$44.3	$36.6

Ratio of operating expenses to average net assets	1.48%[6]	1.47%	1.52%	1.54%[6]	1.20%[6]	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.13)%[6]	(0.12)%	(0.17)%	(0.19)%[6]	(0.10)%[6]	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%[6]	1.10%[6]	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	(0.87)%[6]	(0.16)%	1.81%	0.01%[6]	(0.59)%[6]	0.08%	1.63%[6]

Portfolio turnover rate	18.66%[4]	24.08%	34.76%	35.43%[4]	18.66%[4]	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.	35

Baron Select Funds	June 30, 2011

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES			INSTITUTIONAL SHARES
	Six Months Ended June 30, 2011	Year Ended December 31,		Six Months Ended June 30, 2011	Year Ended December 31,
		2010	2009		2010	2009[5]

Net asset value, beginning of period	$17.29	$14.11	$10.00	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.01 [1]	0.04 [1]	0.06 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain on investments	0.22	3.38	4.43	0.22	3.39	3.38

Total from investment operations	0.25	3.39	4.47	0.28	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.21)	(0.36)	0.00	(0.21)	(0.36)

Total distributions	0.00	(0.21)	(0.36)	0.00	(0.21)	(0.36)

Net asset value, end of period	$17.54	$17.29	$14.11	$17.64	$17.36	$14.13

Total return	1.45%[2,4]	24.22%[2]	44.69%[2]	1.61%[2,4]	24.54%[2]	30.18%[2,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$14.8	$15.3	$8.4	$38.8	$37.4	$22.1

Ratio of operating expenses to average net assets	1.71%[3]	1.76%	2.33%	1.36%[3]	1.40%	1.89%[3]
Less: Reimbursement of expenses by Adviser	(0.21)%[3]	(0.26)%	(0.83)%	(0.11)%[3]	(0.15)%	(0.64)%[3]

Ratio of net operating expenses to average net assets	1.50%[3]	1.50%	1.50%	1.25%[3]	1.25%	1.25%[3]

Ratio of net investment income (loss) to average net assets	0.40%[3]	0.07%	0.38%	0.66%[3]	0.31%	(0.29)%[3]

Portfolio turnover rate	27.59%[4]	32.70%	53.94%	27.59%[4]	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Annualized.
[4]	Not annualized.
[5]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

36	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES		INSTITUTIONAL SHARES
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Net asset value, beginning of period	$12.66	$10.00	$12.69	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)[1]	0.02 [1]	0.00 [1,5]	0.04 [1]
Net realized and unrealized gain on investments	0.96	2.64	0.96	2.65

Total from investment operations	0.94	2.66	0.96	2.69

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.60	$12.66	$13.65	$12.69

Total return	7.42%[2,3]	26.60%[2]	7.56%[2,3]	26.90%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$11.5	$5.5	$4.5	$3.2

Ratio of operating expenses to average net assets	2.51%[4]	4.35%	2.34%[4]	4.26%
Less: Reimbursement of expenses by Adviser	(1.16)%[4]	(3.00)%	(1.24)%[4]	(3.16)%

Ratio of net operating expenses to average net assets	1.35%[4]	1.35%	1.10%[4]	1.10%

Ratio of net investment income (loss) to average net assets	(0.25)%[4]	0.14%	0.01%[4]	0.36%

Portfolio turnover rate	31.54%[3]	58.03%	31.54%[3]	58.03%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

See Notes to Financial Statements.	37

Baron Select Funds	June 30, 2011

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES	INSTITUTIONAL SHARES
	Six Months Ended June 30, 2011	Six Months Ended June 30, 2011

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)[1]	0.00 [1,5]
Net realized and unrealized loss on investments	(0.07)	(0.07)

Total from investment operations	(0.08)	(0.07)

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of period	$9.92	$9.93

Total return	(0.80)%[2,3]	(0.70)%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$2.3	$5.0

Ratio of operating expenses to average net assets	4.46%[4]	3.77%[4]
Less: Reimbursement of expenses by Adviser	(2.96)%[4]	(2.52)%[4]

Ratio of net operating expenses to average net assets	1.50%[4]	1.25%[4]

Ratio of net investment income (loss) to average net assets	(0.21)%[4]	0.03%[4]

Portfolio turnover rate	18.39%[3]	18.39%[3]

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

38	See Notes to Financial Statements.

June 30, 2011	Baron Select Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20111

	Actual Total Return		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period[3]

Baron Partners Fund — Retail Shares[2]	5.64%		$1,000.00	$1,056.40	1.70%	$8.67

Baron Partners Fund — Institutional Shares[2]	5.76%		$1,000.00	$1,057.60	1.44%	$7.35

Baron Focused Growth Fund — Retail Shares	5.79%		$1,000.00	$1,057.90	1.35%	$6.89

Baron Focused Growth Fund — Institutional Shares	5.97%		$1,000.00	$1,059.70	1.10%	$5.62

Baron International Growth Fund — Retail Shares	1.45%		$1,000.00	$1,014.50	1.50%	$7.49

Baron International Growth Fund — Institutional Shares	1.61%		$1,000.00	$1,016.10	1.25%	$6.25

Baron Real Estate Fund — Retail Shares	7.42%		$1,000.00	$1,074.20	1.35%	$6.94

Baron Real Estate Fund — Institutional Shares	7.56%		$1,000.00	$1,075.60	1.10%	$5.66

Baron Emerging Markets Fund — Retail Shares	(0.80%	)	$1,000.00	$992.00	1.50%	$7.41

Baron Emerging Markets Fund — Institutional Shares	(0.70%	)	$1,000.00	$993.00	1.25%	$6.18

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period[3]

Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,016.36	1.70%	$8.50

Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,017.65	1.44%	$7.20

Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	1.10%	$5.51

Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	1.25%	$6.26

Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	1.10%	$5.51

Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	1.25%	$6.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2011, includes 1.35% and 1.09% for net operating expenses and 0.35% and 0.35% for interest expense for the Retail and Institutional Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Baron Select Funds	June 30, 2011

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR

BARON PARTNERS FUND, BARON FOCUSED GROWTH FUND, BARON INTERNATIONAL GROWTH FUND AND BARON REAL ESTATE FUND, BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 17, 2011 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Fund, (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory contract for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund was appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of expense group funds. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board noted the Funds’ absolute performance in the most recent one-year period and the risk-adjusted performance comparisons. The Board also concluded that the Funds and their shareholders had benefited over the long-term from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratios of the Funds were generally competitive with the total expense ratios of the funds against which it was compared.

June 30, 2011	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR

BARON PARTNERS FUND, BARON FOCUSED GROWTH FUND, BARON INTERNATIONAL GROWTH FUND AND BARON REAL ESTATE FUND, BY THE BOARD OF TRUSTEES (UNAUDITED) (Continued)

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to the Funds, sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Funds’ management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that the Funds do not have breakpoint fees. The Board considered that the small- and mid-cap investment strategy require more attention by the Adviser than a strategy that involves other types of investing, particularly as the asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board reiterated its intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds. The Board concluded that the management fee for each Fund was reasonable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above enumerated factors and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund’s investment advisory agreement was in the best interests of the respective Fund and its shareholders.

Baron Select Funds	June 30, 2011

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR

BARON EMERGING MARKETS FUND BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on October 25, 2010 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for the Baron Emerging Markets Fund series of the Trust (the “Fund”). The members of the Board who are not affiliated with the Adviser (the “Independent Trustees”) met in separate session to discuss and consider the approval of the proposed advisory contract for the Fund. The Trustees received a substantial amount of information from the Adviser and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial two year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as other information they received. In particular, the Board considered the following:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services to be provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the Fund and the support services to be provided to the Board;

•	The Adviser’s investment principles and processes;

•	The total expense ratio of the Fund and its comparison to similar funds managed by other advisers; and

•	Any additional services to be provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that the Fund was likely to benefit from those services to be provided under the advisory agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds, based on information provided by the Adviser. The information considered by the Board compared the proposed fees and expenses, as well as the estimated total expense ratio, of the Fund against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies.

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private accounts managed by an affiliated adviser. While the fees for the other funds and accounts are the same as, or lower than, the proposed fees for the Fund, the Adviser performs only portfolio management services for those clients and does not provide many of the other services to be provided to the Fund. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee, as well as the total expenses to be paid by the Fund to the Adviser and its affiliates, were reasonable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and

June 30, 2011	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR

BARON EMERGING MARKETS FUND BY THE BOARD OF TRUSTEES (UNAUDITED) (Continued)

whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration of the above enumerated factors, and additional factors, the Board, including a majority of the Independent Trustees, approved the Fund’s investment advisory agreement.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUN11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 22, 2011

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 22, 2011